SIERRA TACTICAL BOND FUND

Class A shares: STBKX

Class C shares: STBDX

Investor Class: STBNX

Instl Class: STBIX

(a series of Northern Lights Fund Trust)

Supplement dated November 30, 2020 to the Prospectus and

Statement of Additional Information (“SAI”) dated January 28, 2020

Effective on or about January 29, 2021, the investment objective for the Fund will be revised as set forth below:

Current Investment Objective	Revised Investment Objective
The Fund seeks total return.	The Fund’s two investment objectives are to provide total return (with income contributing a significant part) and to limit volatility and downside risk.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for the Fund dated January 28, 2020. These documents provide information that you should know about the Funds before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Funds toll-free at 1-866-RETI-FND or 1-866-738-4363. Please retain this Supplement for future reference.